Supplemental Information on Oil and Gas Producing Activities (Unaudited)	12 Months Ended
Mar. 31, 2020
Supplemental Information on Oil and Gas Producing Activities (Unaudited) [Abstract]
SUPPLEMENTAL INFORMATION ON OIL AND GAS PRODUCING ACTIVITIES (UNAUDITED)

SUPPLEMENTAL INFORMATION ON OIL AND GAS PRODUCING ACTIVITIES (UNAUDITED)

The following supplemental unaudited information regarding the Company's oil and gas activities is presented pursuant to the disclosure requirements of ASC 932. All of the Company's activities are in the United States.

The Company has performed due diligence in addition to the determination of estimated proved reserves which on one of their leases which has 9,615 acres of oil and gas mineral rights at both shallow and deep levels and identified average recoverable cumulative production of 3,540,000 barrels of oil. This due diligence is not included in any of the amounts provided as of and for the fiscal year ended March 31, 2020.

Results of Operations

Results of Operations	March 31, 2020	March 31, 2019

Sales	$-	$-
Lease operating costs	-	-
Depletion, accretion and impairment	-	-

	$-	$-

Since the acquisition of Banner Midstream occurred on March 27, 2020, there were no sales and related costs during the four-day period March 28, 2020 through March 31, 2020.

 Reserve Quantity Information

The supplemental unaudited presentation of proved reserve quantities and related standardized measure of discounted future net cash flows provides estimates only and does not purport to reflect realizable values or fair market values of the Company's reserves. The Company emphasizes that reserve estimates are inherently imprecise and that estimates of new discoveries are more imprecise than those of producing oil and gas properties. Accordingly, significant changes to these estimates can be expected as future information becomes available.

Proved reserves are those estimated reserves of crude oil (including condensate and natural gas liquids) and natural gas that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed reserves are those expected to be recovered through existing wells, equipment, and operating methods.

Estimated Quantities of Proved Reserves (Mbbl)

Estimated Quantities of Proved Reserves	March 31, 2020	March 31, 2019

Proved Developed, Producing	17	-
Proved Developed, Non-Producing	-	-
Total Proved Developed	-	-
Proved Undeveloped	-	-
Total Proved	17	-

Petroleum and Natural Gas Reserves

Reserves are estimated remaining quantities of oil and natural gas and related substances, which by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible from a given date forward, from known resources, and under existing economic conditions, operating methods and government regulations prior to the time at which contracts providing the right to operate expire.

Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Reserves

The standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves and the changes in standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves were prepared in accordance with provisions of ASC 932, "Extractive Activities – Oil and Gas." Future cash inflows as March 31, 2020 and 2019 were computed by applying the unweighted, arithmetic average of the closing price on the first day of each month for the twelve month period prior to March 31, 2020 and 2019 to estimated future production. Future production and development costs are computed by estimating the expenditures to be incurred in developing and producing the proved oil and natural gas reserves at year-end, based on year-end costs and assuming continuation of existing economic conditions.

Future income tax expenses are calculated by applying appropriate year-end tax rates to future pretax net cash flows relating to proved oil and natural gas reserves, less the tax basis of properties involved. Future income tax expenses give effect to permanent differences, tax credits and loss carry forwards relating to the proved oil and natural gas reserves. Future net cash flows are discounted at a rate of ten percent annually to derive the standardized measure of discounted future net cash flows. This calculation procedure does not necessarily result in an estimate of the fair market value of the Company's oil and natural gas properties.

The standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves for the years ended March 31, 2020 and 2019 are as follows:

Standardized Measure of Discounted Future Net Cash Flow	March 31, 2020	March 31, 2019

Future gross revenue	$767	$-
Less: Future production tax expense	(35)	-
Future gross revenue after production taxes	732	-
Less: Future operating costs	(565)	-
Less: Development costs	(295)	-
Future net income (loss) before taxes	(128)	-
10% annual discount for estimated timing of cash flows	40	-
Standardized measure of discounted future net cash flows (PV10)	$(88)	$-

Changes in Standardized Measure of Discounted Future Net Cash Flows

The changes in the standardized measure of future net cash flows relating to proved oil and natural gas reserves for the years ended March 31, 2020 and 2019 are as follows:

Change in Standardized Measure of Discounted Future Net Cash Flow	March 31, 2020	March 31, 2019

Balance - beginning	$-	$-
Net changes in prices and production costs	(412)	-
Net changes in future development costs	(203)	-
Sales of oil and gas produced, net	-	-
Extensions, discoveries and improved recovery	-	-
Purchases of reserves	527	-
Sales of reserves	-	-
Revisions of previous quantity estimates	-	-
Previously estimated development costs incurred	-	-
Net change income taxes	-	-
Accretion of discount	-	-
Balance - ending	$(88)	$-

In accordance with SEC requirements, the pricing used in the Company's standardized measure of future net revenues in based on the twelve month unweighted arithmetic average of the first day of the month price for the period April through March for each period presented and adjusted by lease for transportation fees and regional price differentials. The use of SEC pricing rules may not be indicative of actual prices realized by the Company in the future.